                                                                  EXHIBIT 10.23

STRICTLY CONFIDENTIAL                                             EXECUTION COPY

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                                  IRIDIUM LLC



              $750,000,000 SENIOR SECURED INTERIM CREDIT FACILITY



                   SUMMARY OF INDICATIVE TERMS AND CONDITIONS



                                 JUNE 16, 1997


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CHASE SECURITIES INC.                               BZW - THE INVESTMENT BANKING
                                                   DIVISION OF BARCLAYS BANK PLC

                                     NOTICE

                 THIS SUMMARY OF TERMS AND CONDITIONS IS CONFIDENTIAL AMONG IRIDIUM LLC, CHASE SECURITIES INC., THE CHASE MANHATTAN BANK, BARCLAYS BANK PLC AND THEIR RESPECTIVE LEGAL COUNSEL AND CONSULTANTS AND MAY NOT BE DISCLOSED TO ANY OTHER PERSON WITHOUT THE PRIOR WRITTEN CONSENT OF IRIDIUM LLC, CHASE SECURITIES INC. AND BARCLAYS BANK PLC.





                                     INDEX

PART                                                                      PAGE
----                                                                      ----
I.      PARTIES   . . . . . . . . . . . . . . . . . . . . . . . . . .      1

II.     CREDIT FACILITY   . . . . . . . . . . . . . . . . . . . . . .      2

III.    CERTAIN PAYMENT PROVISIONS; INTEREST RATES; FEES  . . . . . .      2

IV.     COLLATERAL; RESERVE CAPITAL CALL OBLIGATIONS; SUBSIDIARY
        GUARANTEES; INSURANCE; PROJECT ACCOUNTS   . . . . . . . . . .      5

V.      CERTAIN CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . .      8

VI.     CERTAIN DOCUMENTATION MATTERS   . . . . . . . . . . . . . . .      8

ANNEXES
-------

Annex 1       Definitions

Annex 2       Conditions Precedent

              I.  Conditions to the Initial Loans

              II. Conditions to each Loan

                                                                   EXHIBIT 10.23

STRICTLY CONFIDENTIAL




                                  IRIDIUM LLC

              $750,000,000 SENIOR SECURED INTERIM CREDIT FACILITY

                   SUMMARY OF INDICATIVE TERMS AND CONDITIONS

                                 June 16, 1997


                 Capitalized terms used and not defined in this
                   Summary shall have the respective meanings
                      assigned thereto in Annex 1 hereto.



I.       PARTIES

BORROWER:                                         Iridium LLC (or, if a
                                                  subsidiary of Iridium LLC
                                                  shall be established to hold
                                                  all of the assets of the
                                                  Iridium project, such
                                                  subsidiary) (the "BORROWER"
                                                  or "IRIDIUM").

GLOBAL FINANCING ADVISOR:                         Chase Securities Inc.

CO-FINANCING ADVISOR:                             BZW.

GLOBAL
ARRANGERS:                                        Chase Securities Inc. and
                                                  BZW.

LEAD ARRANGERS:                                   A group of leading financial
                                                  institutions, including the
                                                  Global Arrangers, selected by
                                                  the Borrower and the Global
                                                  Arrangers.

LENDERS:                                          The banks, financial
                                                  institutions and other
                                                  entities, including Chase and
                                                  Barclays, selected in the
                                                  syndication effort for the
                                                  Credit Facility.

ADMINISTRATIVE AGENT:                             The Chase Manhattan Bank.

DOCUMENTATION AGENT:                              BZW.

 II.     CREDIT FACILITY

TYPE AND AMOUNT:                                  Revolving Credit Facility in
                                                  a principal amount of up to
                                                  $750,000,000 (the "CREDIT
                                                  FACILITY").

USE OF PROCEEDS:                                  The proceeds of the Loans
                                                  shall be used solely (i) to
                                                  finance Project costs (based
                                                  upon the approved
                                                  Construction Budget) relating
                                                  to the construction,
                                                  installation, testing and
                                                  completion of the IRIDIUM
                                                  System, including but not
                                                  limited to payments to
                                                  Motorola under the Space
                                                  System Contract and interest
                                                  on the Loans, and (ii) for
                                                  payment of certain fees and
                                                  expenses payable by the
                                                  Borrower in connection with
                                                  the Credit Facility.

AVAILABILITY:                                     Subject to the terms and
                                                  conditions described below
                                                  under "Conditions to
                                                  Availability", drawdowns will
                                                  be permitted during the
                                                  period from the date of
                                                  execution of the Credit
                                                  Agreement (assumed to be
                                                  September 30, 1997) to but
                                                  not including the date 17
                                                  months after such execution
                                                  date but in any event no
                                                  later than December 31, 1998
                                                  (or February 28, 1999, if the
                                                  Borrower demonstrates (not
                                                  later than October 31, 1998)
                                                  that it has committed or
                                                  available funding (as
                                                  certified by a senior
                                                  financial officer of the
                                                  Borrower) to meet its
                                                  projected capital and
                                                  operating expenses under the
                                                  Iridium Business Plan through
                                                  such extended date) (the
                                                  "COMMITMENT TERMINATION
                                                  DATE").  The drawdowns under
                                                  the Credit Facility will be
                                                  tied to an agreed schedule
                                                  consistent with the
                                                  achievement or satisfaction
                                                  of the technical and other
                                                  requirements specified in
                                                  Appendix A hereto.

FINAL MATURITY:                                   The Commitment Termination
                                                  Date.

AMORTIZATION:                                     None.  The Loans will
                                                  payable in full at the Final
                                                  Maturity.


III.     CERTAIN PAYMENT PROVISIONS; INTEREST RATES; FEES

OPTIONAL PREPAYMENTS AND
COMMITMENT REDUCTIONS:                            Loans may be prepaid and
                                                  Commitments may be
                                                  permanently reduced by the
                                                  Borrower, in whole or in
                                                  part, with prior notice and
                                                  without premium or penalty
                                                  (except for LIBOR breakage
                                                  costs, if applicable), in
                                                  minimum amounts to be agreed
                                                  upon. Once so reduced, the
                                                  Commitments may not be
                                                  increased.

MANDATORY PREPAYMENTS AND
COMMITMENT REDUCTIONS:                            The following amounts shall
                                                  be applied to reduce the
                                                  Loans and Commitments (the
                                                  timing and prepayment
                                                  thresholds to be set forth in
                                                  the Credit Agreement):

                                                  (a)  100% of the net proceeds
                                                  received from the sale or
                                                  other disposition of the
                                                  assets of the Borrower or any
                                                  of its subsidiaries (except
                                                  for certain sales of property
                                                  in the ordinary course of
                                                  business and certain
                                                  replacements to be agreed);

                                                  (b)  100% of the net proceeds
                                                  received from the issuance of
                                                  equity or the issuance or
                                                  incurrence of debt by the
                                                  Borrower or any of its
                                                  subsidiaries, other than (i)
                                                  equity or other subordinated
                                                  debt (the terms of which
                                                  shall be satisfactory to the
                                                  Lenders) the net proceeds of
                                                  which are used to fund
                                                  approved Project costs, (ii)
                                                  unsecured debt (the terms of
                                                  which shall be satisfactory
                                                  to the Lenders) in an
                                                  aggregate amount not
                                                  exceeding $1,875,000,000
                                                  (subject to review upon
                                                  completion of the initial
                                                  high-yield debt offering) and
                                                  (iii) de minimis amounts
                                                  received from the exercise of
                                                  warrants issued in connection
                                                  with the initial high yield
                                                  debt offering and employee
                                                  stock options.

                                                  (c)  100% of all property and
                                                  casualty insurance recoveries
                                                  by the Borrower or any of its
                                                  subsidiaries (unless, with
                                                  respect to any such recovery
                                                  up to an amount to be agreed
                                                  or as otherwise agreed by the
                                                  Lenders, the Borrower applies
                                                  or commits to apply the
                                                  proceeds for the repair or
                                                  replacement of the damaged
                                                  property);

                                                  (d)  100% of all condemnation
                                                  proceeds or similar awards
                                                  received by the Borrower or
                                                  any of its subsidiaries in
                                                  connection with any
                                                  governmental taking (unless,
                                                  with respect to any such
                                                  proceeds or award up to an
                                                  amount to be agreed or as
                                                  otherwise agreed by the
                                                  Lenders, the Borrower applies
                                                  or commits to apply the
                                                  proceeds or awards for the
                                                  replacement of the condemned
                                                  or taken property); and

                                                  (e)  100% of certain payments
                                                  (e.g., liquidated damages)
                                                  from the Project Parties to
                                                  the Borrower pursuant to the
                                                  Project Documents.

                                                  All such amounts shall be
                                                  applied to the permanent
                                                  reduction of the Commitments
                                                  and/or the prepayment of the
                                                  Loans.

INTEREST RATE:

         INTEREST RATE OPTIONS:                   The Borrower may elect that
                                                  all or a portion of the Loans
                                                  bear interest at a rate per
                                                  annum equal to:

                                                  the ABR plus the relevant
                                                  Interest Margin referred to
                                                  below; or

                                                  the Eurodollar Rate plus the
                                                  relevant Interest Margin
                                                  referred to below.

                                                  As used herein:

                                                  "ABR" means the higher of (i)
                                                  the rate of interest publicly
                                                  announced by Chase as its
                                                  prime rate in effect at its
                                                  principal office in New York
                                                  City (the "PRIME RATE") and
                                                  (ii) the federal funds
                                                  effective rate from time to
                                                  time plus 0.5%.

                                                  "EURODOLLAR RATE" means the
                                                  rate (grossed-up for maximum
                                                  statutory reserve
                                                  requirements for eurocurrency
                                                  liabilities) at which
                                                  eurodollar deposits for one,
                                                  two, three or six months (as
                                                  selected by the Borrower) are
                                                  offered by Chase in the
                                                  interbank eurodollar market.

         INTEREST MARGINS:                        ABR Margin: 150 basis
                                                  points.

                                                  Eurodollar Margin: 275 basis
                                                  points.

                                                  The above margins will be
                                                  increased by 50 basis points
                                                  on October 1, 1998 and at the
                                                  end of each subsequent
                                                  three-month period.

         INTEREST PAYMENT DATES:                  In the case of the Loans
                                                  bearing interest based upon
                                                  the ABR Rate ("ABR LOANS"),
                                                  quarterly in arrears.

                                                  In the case of the Loans
                                                  bearing interest based upon
                                                  the Eurodollar Rate
                                                  ("EURODOLLAR LOANS"), on the
                                                  last day
                                                  of each relevant interest
                                                  period and, in the case of
                                                  any interest period longer
                                                  than three months, on each
                                                  successive date three months
                                                  after the first day of such
                                                  interest period.

         DEFAULT INTEREST:                        Overdue interest, fees and
                                                  other amounts shall bear
                                                  interest at 2% above the rate
                                                  applicable to ABR Loans.

COMMITMENT FEES:                                  The Borrower shall pay a
                                                  commitment fee calculated at
                                                  the rate per annum equal to
                                                  50 basis points on the daily
                                                  average unused portion of the
                                                  Commitments from and after
                                                  the date of execution of the
                                                  Credit Agreement, payable
                                                  quarterly in arrears.

RATE AND FEE BASIS:                               All per annum rates shall be
                                                  calculated on the basis of a
                                                  year of 360 days (or 365/366
                                                  days, in the case of ABR
                                                  Loans the interest rate
                                                  payable on which is then
                                                  based on the Prime Rate) for
                                                  actual days elapsed.


IV. COLLATERAL; RESERVE CAPITAL CALL OBLIGATIONS; SUBSIDIARY GUARANTEES; INSURANCE; PROJECT ACCOUNTS

COLLATERAL:                                       Borrower's Assets:  The
                                                  obligations of the Borrower
                                                  in respect of the Credit
                                                  Facility will be secured by a
                                                  first priority perfected
                                                  security interest in all of
                                                  the assets -- whether
                                                  tangible or intangible, or
                                                  personal or real property --
                                                  of the Borrower and each of
                                                  its subsidiaries, whenever
                                                  existing or arising and
                                                  wherever located, including,
                                                  without limitation, revenues,
                                                  intellectual property,
                                                  leases, fixtures, all of the
                                                  capital stock of each of the
                                                  subsidiaries of the Borrower,
                                                  rights under each of the
                                                  Project Documents to which
                                                  the Borrower is a party and
                                                  all other contract rights
                                                  (including any amounts
                                                  payable thereunder to the
                                                  Borrower, e.g. delay damages,
                                                  if any, payable by Motorola
                                                  under the Space System
                                                  Contract as currently in
                                                  effect), rights in respect of
                                                  the Reserve Capital Call
                                                  Obligations, Project accounts
                                                  (see description below) and
                                                  other permitted bank accounts
                                                  (and all monies and
                                                  investments therein),
                                                  Telecommunications Approvals
                                                  and other governmental and
                                                  third party consents and
                                                  approvals (in the case of
                                                  each Telecommunications
                                                  Approval, to the fullest
                                                  extent legally permissible),
                                                  and insurance policies and
                                                  proceeds payable thereunder,
                                                  and all other property, and
                                                  all proceeds of the
                                                  foregoing.

                                                  Note:  Except for the gateway
                                                  facilities and certain other
                                                  on-ground property to be
                                                  identified, other than
                                                  property expected to be owned
                                                  or leased by the Borrower or
                                                  any of its subsidiaries and
                                                  except for other property as
                                                  may be mutually agreed
                                                  between Iridium and the
                                                  Global Arrangers, all
                                                  property, including but not
                                                  limited to governmental
                                                  approvals and intellectual
                                                  property, necessary for the
                                                  Project will be owned by the
                                                  Borrower or a subsidiary of
                                                  the Borrower.  If any such
                                                  property (as identified by
                                                  the Borrower) cannot be
                                                  transferred to the Borrower
                                                  for any reason, the Borrower
                                                  shall have made arrangements
                                                  satisfactory to the Lenders
                                                  to ensure mutually agreeable
                                                  access to, and full
                                                  beneficial use of, such
                                                  property, and entitling the
                                                  Lenders (or their
                                                  transferee), upon enforcement
                                                  of the Borrower's rights
                                                  therein, to continue such
                                                  access and use.  Motorola and
                                                  the other relevant parties
                                                  shall use all reasonable
                                                  efforts to effect the
                                                  foregoing in a timely manner.

                                                  Without limiting the
                                                  foregoing, all
                                                  Telecommunications Approvals
                                                  held or obtained by the
                                                  Borrower or any of its
                                                  subsidiaries or held or
                                                  obtained by third parties
                                                  (other than certain
                                                  Telecommunications Approvals
                                                  expected to be obtained by
                                                  the gateway investors or
                                                  their designated service
                                                  providers) to the extent
                                                  necessary for the Project
                                                  shall, to the extent
                                                  permitted by law, be
                                                  transferred to and held in a
                                                  separate subsidiary of the
                                                  Borrower the capital stock of
                                                  which shall be pledged by the
                                                  Borrower to the
                                                  Administrative Agent for the
                                                  benefit of the Lenders as
                                                  security for the Borrower's
                                                  obligations in respect of the
                                                  Credit Facility.  In the
                                                  event that any such
                                                  Telecommunications Approval
                                                  cannot be transferred into
                                                  the name of the Borrower or
                                                  such subsidiary on or prior
                                                  to the initial Loans (or such
                                                  later date as may be agreed)
                                                  or otherwise are held by
                                                  third parties, then at all
                                                  times prior to effecting such
                                                  transfer (i) arrangements
                                                  satisfactory to the Lenders
                                                  shall be in place ensuring
                                                  that the Borrower shall have
                                                  full beneficial use of such
                                                  Telecommunications Approval
                                                  (and entitling the Lenders
                                                  (or their transferee), upon
                                                  enforcement of the Borrower's
                                                  rights therein, to continue
                                                  such access and use) and (ii)
                                                  Motorola or such other third
                                                  party shall have pledged the
                                                  shares of its subsidiary
                                                  holding such
                                                  Telecommunications Approval
                                                  to the Administrative Agent
                                                  as security for certain
                                                  obligations of the

                                                  Borrower in respect of the
                                                  Credit Facility, to the
                                                  fullest extent legally
                                                  permissible.

                                                  Borrower Capital Stock:  All
                                                  of the equity interests of
                                                  the Borrower will be pledged
                                                  by the owner(s) thereof as
                                                  security for the obligations
                                                  of the Borrower in respect of
                                                  the Credit Facility and the
                                                  Reserve Capital Call
                                                  Obligations of such party (if
                                                  any).

                                                  The property subject to the
                                                  security interests and liens
                                                  in favor of the Lenders shall
                                                  be subject to no other liens
                                                  or encumbrances (other than
                                                  certain permitted liens to be
                                                  agreed).

RESERVE CAPITAL CALL OBLIGATIONS:                 The Iridium Members shall be
                                                  obligated to make certain
                                                  additional capital
                                                  contributions to the Borrower
                                                  on the terms set forth in the
                                                  LLC Agreement, up to an
                                                  aggregate net amount for the
                                                  Borrower of $243 million.  As
                                                  contemplated under
                                                  "Collateral" above, the
                                                  Borrower will assign as
                                                  security to the Lenders all
                                                  of its rights with respect to
                                                  such obligations owing to the
                                                  Borrower, and the Iridium
                                                  Members will take all action
                                                  required under the LLC
                                                  Agreement to confirm such
                                                  assignment and agree that the
                                                  Lenders shall be entitled to
                                                  enforce such obligations and
                                                  have the right to call for
                                                  such additional capital
                                                  contributions to be made
                                                  directly to the
                                                  Administrative Agent on terms
                                                  to be agreed.

SUBSIDIARY GUARANTEE:                             All amounts under the Credit
                                                  Facility will be irrevocably
                                                  and unconditionally
                                                  guaranteed, jointly and
                                                  severally, by each of the
                                                  subsidiaries of the Borrower
                                                  (the "SUBSIDIARY GUARANTEE").

INSURANCE:                                        The Administrative Agent
                                                  shall be named as loss payee
                                                  on insurance of Iridium
                                                  (other than insurance payable
                                                  to third parties), and the
                                                  Administrative Agent and the
                                                  Lenders shall be named as
                                                  additional insureds on all
                                                  liability insurance of the
                                                  Borrower and Motorola
                                                  relating to the Project.

PROJECT ACCOUNTS:                                 One or more project accounts
                                                  will be maintained by the
                                                  Borrower and its subsidiaries
                                                  with the Administrative
                                                  Agent, through which all
                                                  Project-related funds and
                                                  revenues will flow.  Funds in
                                                  the project accounts will be
                                                  applied to approved Project
                                                  costs (including but not
                                                  limited to payments under the
                                                  O&M Agreement) as
                                                  they fall due according to an
                                                  order of priority to be
                                                  mutually agreed between the
                                                  Borrower and the Global
                                                  Arrangers.

STATUS OF MOTOROLA GUARANTEE:                     In the event that Motorola
                                                  shall acquire any claim,
                                                  right or remedy against the
                                                  Borrower, by subrogation or
                                                  otherwise, as a consequence
                                                  of Motorola's payment of any
                                                  amount under the Motorola
                                                  Guarantee to the lenders
                                                  under the Guaranteed Credit
                                                  Facility, Motorola shall
                                                  agree, for the benefit of the
                                                  Lenders, that payment of any
                                                  amount in respect of such
                                                  claim against the Borrower
                                                  shall be subordinated to the
                                                  prior payment in full in cash
                                                  of principal, interest and
                                                  other amounts owing under the
                                                  Credit Facility, nor shall
                                                  Motorola be entitled to
                                                  exercise any such right or
                                                  remedy until all such amounts
                                                  under the Credit Facility
                                                  have been paid in full and
                                                  the Commitments have expired
                                                  or terminated.


V.       CERTAIN CONDITIONS PRECEDENT

CONDITIONS TO AVAILABILITY:                       The effectiveness of the
                                                  Credit Facility and the
                                                  availability of the initial
                                                  Loans thereunder will be
                                                  subject to certain conditions
                                                  precedent to be set forth in
                                                  the Credit Agreement,
                                                  including, but not limited
                                                  to, those set forth in Part I
                                                  of Annex 2 hereto.

ON-GOING CONDITIONS:                              The making of each Loan
                                                  shall also be conditioned
                                                  upon (a) the accuracy of all
                                                  representations and
                                                  warranties in the Credit
                                                  Documents, (b) there being no
                                                  default or event of default
                                                  in existence at the time of,
                                                  or after giving effect to the
                                                  making of, such Loan and (c)
                                                  satisfaction of the other
                                                  conditions precedent
                                                  summarized in Part II of
                                                  Annex 2 hereto.

SATISFACTION WITH CONDITIONS:                     Each of the conditions
                                                  precedent under the Credit
                                                  Facility shall be determined
                                                  to the satisfaction of the
                                                  Lenders and, to the extent
                                                  documentation or other
                                                  evidence shall be required to
                                                  be delivered to satisfy any
                                                  such condition, the same
                                                  shall be either in the form
                                                  attached as exhibits to the
                                                  Credit Documents or otherwise
                                                  in form and substance
                                                  satisfactory to the Lenders
                                                  and delivered to the
                                                  Administrative Agent.

VI.      CERTAIN DOCUMENTATION MATTERS

                                                  The Credit Documents shall
                                                  contain representations,
                                                  warranties, covenants, events
                                                  of default and other
                                                  provisions customary for a
                                                  financing with this structure
                                                  (including, where
                                                  appropriate, materiality
                                                  qualifications) and other
                                                  terms deemed appropriate by
                                                  the Lenders, including,
                                                  without limitation:

         REPRESENTATIONS AND WARRANTIES:          Representations and
                                                  warranties customary or
                                                  appropriate for a financing
                                                  with this structure and will
                                                  include, but not be limited
                                                  to, the following:
                                                  1.   Accuracy of financial
                                                  statements; absence of
                                                  undisclosed liabilities; and
                                                  absence of material adverse
                                                  change (to be defined).
                                                  2.   Legal existence.
                                                  3.   Compliance with laws and
                                                  regulations.
                                                  4.   Power and authority to
                                                  carry out its business and to
                                                  execute, deliver and perform
                                                  all Transaction Documents.
                                                  5.   Enforceability of the
                                                  Transaction Documents.
                                                  6.   No conflict with the
                                                  Borrowers' LLC Agreement (or
                                                  other relevant organization
                                                  documents), laws and
                                                  regulations or contractual
                                                  obligations.
                                                  7.   Absence of material
                                                  litigation.
                                                  8.   Absence of default.
                                                  9.   Title to property;
                                                  leases; and liens.
                                                  10.  ERISA.
                                                  11.  Intellectual property.
                                                  12.  Capitalization;
                                                  subsidiaries; investments.
                                                  13.  Environmental and health
                                                  and safety matters.
                                                  14.  Accuracy of written
                                                  disclosure (including, as to
                                                  any "forward-looking"
                                                  statements such as
                                                  projections, budgets and  the
                                                  Iridium Business Plan, that
                                                  the same are made in good
                                                  faith and based upon
                                                  reasonable assumptions at the
                                                  time made).
                                                  15.  Telecommunications
                                                  Approvals and other
                                                  governmental approvals.
                                                  16.  Use of proceeds.
                                                  17.  Payment of taxes.
                                                  18.  Validity of Security
                                                  Documents, and creation of
                                                  first priority perfected
                                                  liens thereunder in favor of
                                                  the Lenders.
                                                  19.  Sufficiency of Project
                                                  Documents.
                                                  20.  Insurance.
                                                  21.  Immunity.

         AFFIRMATIVE COVENANTS:                   Affirmative covenants
                                                  customary or appropriate for
                                                  a financing with this
                                                  structure and will include,
                                                  but not be limited to, the
                                                  following:

                                                  1.  Delivery of financial and
                                                  other information, including
                                                  but not limited to:
                                                  (i)     certified quarterly
                                                  financial statements
                                                  (ii)    audited annual
                                                  financial statements
                                                  (iii)   SEC filings
                                                  (iv)    reports to
                                                  shareholders generally
                                                  (v)     construction,
                                                  operating and capital
                                                  expenditures budgets, and
                                                  status reports on the Project
                                                  (vi)    summary business plan
                                                  with measurable monthly
                                                  objectives
                                                  (vii)   litigation and other
                                                  proceedings
                                                  (viii)  notices of defaults;
                                                  and
                                                  (ix)    other matters and
                                                  information (to be
                                                  specified).
                                                  2.  Maintenance of legal
                                                  existence.
                                                  3.  Compliance with
                                                  applicable laws and
                                                  regulations (including,
                                                  without limitation,
                                                  environmental and health and
                                                  safety laws, the Trading with
                                                  the Enemy Act, the
                                                  International Emergency
                                                  Economic Powers Act, the
                                                  Foreign Corrupt Practices
                                                  Act, etc., to the extent
                                                  applicable), Transaction
                                                  Documents and other material
                                                  contractual obligations.
                                                  4.  Payment of taxes.
                                                  5.  Maintenance of properties.
                                                  6.  Maintenance of books and
                                                  records.
                                                  7.  Inspection rights of
                                                  property of the Borrower and
                                                  its subsidiaries and, to the
                                                  extent permitted under the
                                                  terms of the Space System
                                                  Contract, the O&M Agreement
                                                  or any other agreement
                                                  between the Borrower and
                                                  Motorola, at the relevant
                                                  facilities of Motorola and
                                                  its prime subcontractors;
                                                  inspection of books and
                                                  records; and cooperation
                                                  and/or consultation with the
                                                  Lenders' consultants.
                                                  8.  Maintenance of insurance
                                                  in accordance with the
                                                  insurance program of the
                                                  Borrower (see Annex 2,
                                                  Section I.1 of Part I).
                                                  9.  Maintenance of and
                                                  compliance with all
                                                  Telecommunications Approvals
                                                  and other governmental
                                                  approvals.
                                                  10. Operation of the Project
                                                  in compliance with best
                                                  industry practice and all
                                                  applicable laws and
                                                  regulations.
                                                  11.  Other undertakings
                                                  relating to the Project.

         FINANCIAL COVENANTS:           Financial covenants will be as follows:

                                        1.  total debt to capitalization (to be
                                        determined).

                                        2.  requirement to maintain at all
                                        times committed or available funding
                                        sources (as certified by a senior
                                        financial officer of the Borrower)
                                        through the then-scheduled Commitment
                                        Termination Date to meet its projected
                                        capital and operating expenses under
                                        the Iridium Business Plan.

         NEGATIVE COVENANTS:            Negative covenants customary or
                                        appropriate for a financing with this
                                        structure and will include, but not be
                                        limited to, the following (with certain
                                        exceptions, where appropriate, to be
                                        agreed):
                                        1.  Mergers, consolidations,
                                        liquidations and dissolutions.
                                        2.  Sales of assets and other
                                        dispositions.
                                        3.  Acquisitions.
                                        4.  Liens.
                                        5.  Indebtedness (including mandatorily
                                        redeemable preferred stock or similar
                                        instruments, guarantees and other
                                        contingent obligations), with certain
                                        exceptions to be agreed, including (i)
                                        up to $1,875,000,000 in unsecured debt
                                        (subject to review upon completion of
                                        the initial high-yield debt offering),
                                        and (ii) the 14-1/2% senior
                                        subordinated notes due 2006 in an
                                        original aggregate principal amount of
                                        $238 million held by certain of the
                                        Members.
                                        6.  Investments and subsidiaries.
                                        7.  Distributions and other restricted
                                        payments.
                                        8.  Capital expenditures.
                                        9.  Modifications of the Borrower's
                                        organizational documents, the Project
                                        Documents and other material
                                        agreements.
                                        10.  Scope of business and changes in
                                        business.
                                        11.  Transactions with affiliates
                                        (including Iridium Members).
                                        12.  Leases.
                                        13.  Restrictions on optional payments
                                        and modifications of subordinated and
                                        other debt instruments (including the
                                        Guaranteed Credit Facility).
                                        14.  Use of proceeds.
                                        15.  Limitation on change in fiscal
                                        year.
                                        16.  Utilization of the Reserve Capital
                                        Call Obligations.

         EVENTS OF DEFAULT:             Events of defaults customary or
                                        appropriate for a financing with this
                                        structure and will include, but not be
                                        limited to, the following (subject, in
                                        certain cases (to be determined), to
                                        grace periods, materiality
                                        qualifications and cure rights to be
                                        agreed by the Lenders):

                                        (1)  Borrower Defaults.

                                        1.  Failure by the Borrower to pay
                                        principal of or interest on any Loans
                                        (including by mandatory prepayment) and
                                        any other amount due under any Credit
                                        Document.
                                        2.  Any representation or warranty of
                                        the Borrower or any of its subsidiaries
                                        under any Transaction Document shall
                                        prove to be have been false or
                                        misleading in any material respect when
                                        made or deemed made.
                                        3.  Default by the Borrower or any of
                                        its subsidiaries in the performance of
                                        its obligations under any of the
                                        Transaction Documents.
                                        4.  Cross-default to other indebtedness
                                        of the Borrower and its subsidiaries.
                                        5.  Any bankruptcy or similar event
                                        affecting the Borrower or any of its
                                        subsidiaries.
                                        6.  A final judgment for the payment of
                                        money in excess of a specified amount
                                        (to be agreed) against the Borrower or
                                        any of its subsidiaries and the same
                                        shall remain unpaid and unstayed for a
                                        specified period.
                                        7.  Any failure by the Borrower or any
                                        of its subsidiaries or any other
                                        relevant person to obtain, renew,
                                        maintain or comply in all material
                                        respects with any Telecommunications
                                        Approval or other governmental approval
                                        which is necessary for the conduct or
                                        operation of the business of the
                                        Borrower or the Project at such time;
                                        or the revocation, cessation,
                                        termination, withdrawal, suspension,
                                        adverse modification or withholding of
                                        any thereof; or the commencement of any
                                        action for the purpose of revoking,
                                        terminating, withdrawing, suspending,
                                        adversely modifying or withholding any
                                        material such Telecommunications
                                        Approval or other governmental approval
                                        and such proceeding is reasonably
                                        likely to be successful and could
                                        reasonably be expected to have a
                                        material adverse effect.
                                        8.  Any Transaction Document to which
                                        the Borrower or any of its subsidiaries
                                        is a party shall terminate or cease to
                                        be in full force and effect for any
                                        reason, any
                                        lien created under the Security
                                        Documents to which the Borrower or any
                                        of its subsidiaries is a party shall
                                        cease to be enforceable or the Borrower
                                        or any such subsidiary shall assert the
                                        invalidity or unenforceability of any
                                        thereof or take any action to terminate
                                        the same (or any similar action shall
                                        be taken by any governmental entity).

                                        (2)  Motorola Defaults.

                                        1.  Failure by Motorola to pay any
                                        amount due (after expiration of grace
                                        periods and cure rights to be agreed)
                                        under any Transaction Document to which
                                        it is a party.
                                        2.  Any representation or warranty of
                                        Motorola under any Transaction Document
                                        shall prove to be have been false or
                                        misleading in any material respect when
                                        made or deemed made.
                                        3.  Default by Motorola in the
                                        performance of its obligations under
                                        any of the Transaction Documents after
                                        expiration of grace periods and cure
                                        rights to be agreed.
                                        4.  Cross-default to other indebtedness
                                        of the Motorola and its domestic
                                        subsidiaries in an amount equal to at
                                        least 3% of Motorola's consolidated
                                        total stockholders' equity.
                                        5.  Any bankruptcy or similar event
                                        affecting Motorola or any of its
                                        domestic subsidiaries.
                                        6.  A final judgment for the payment of
                                        money (exclusive of insurance) against
                                        Motorola or any of its domestic
                                        subsidiaries in excess of 3% of
                                        Motorola's consolidated total
                                        stockholders' equity (exclusive of
                                        insurance) and the same shall remain
                                        unpaid and unstayed for a specified
                                        period.
                                        7.  Any failure by Motorola to obtain,
                                        renew, maintain or comply in all
                                        material respects with any
                                        Telecommunications Approval or other
                                        governmental approval currently held
                                        (or required to be obtained) by
                                        Motorola which is necessary for the
                                        conduct or operation of the business of
                                        the Borrower or the Project at such
                                        time; or the revocation, cessation,
                                        termination, withdrawal, suspension,
                                        adverse modification or withholding of
                                        any thereof; or the commencement of any
                                        action for the purpose of revoking,
                                        terminating, withdrawing, suspending,
                                        adversely modifying or withholding any
                                        material such Telecommunications
                                        Approval or other governmental approval
                                        and such
                                        proceeding is reasonably likely to be
                                        successful and could reasonably be
                                        expected to have a material adverse
                                        effect.
                                        8.  Any Transaction Document to which
                                        Motorola is a party (including but not
                                        limited to the Space System Contract
                                        and the O&M Agreement) shall terminate
                                        or cease to be in full force and effect
                                        for any reason, any lien created under
                                        the Security Documents to which
                                        Motorola is a party shall cease to be
                                        enforceable or Motorola shall assert
                                        the invalidity or unenforceability of
                                        any thereof or take any action to
                                        terminate the same (or any similar
                                        action shall be taken by any
                                        governmental entity).

                                        (3)  Event of Defaults relating to
                                        Other Project Parties.

                                        1.   Failure by any Project Party
                                        (other than the Borrower, any of its
                                        Subsidiaries or Motorola) (each an
                                        "OTHER PROJECT PARTY') to pay any
                                        amount due to the Borrower or the
                                        Administrative Agent under any
                                        Transaction Document to which it is a
                                        party.
                                        2.   Any representation or warranty of
                                        any Other Project Party under any
                                        Transaction Document shall prove to
                                        have been false or misleading in any
                                        material respect when made or deemed
                                        made.
                                        3.   Default by any Other Project Party
                                        in the performance of any of its
                                        obligations under any of the
                                        Transaction Documents.
                                        4.   Any bankruptcy or similar event
                                        affecting any Other Project Party.
                                        5.   Any failure by any Other Project
                                        Party to obtain, renew, maintain or
                                        comply in all material respects with
                                        any Telecommunications Approval or
                                        other governmental approval which is
                                        necessary for the conduct or operation
                                        of the business of the Borrower or the
                                        Project at such time; or the
                                        revocation, cessation, termination,
                                        withdrawal, suspension, adverse
                                        modification or withholding of any
                                        material such Telecommunications
                                        Approval or other governmental
                                        approval; or the commencement of any
                                        action for the purpose of revoking,
                                        terminating, withdrawing, suspending,
                                        adversely modifying or withholding any
                                        thereof and such proceeding is
                                        reasonably likely to be successful and
                                        could reasonably be expected to have a
                                        material adverse effect.

                                        6.   Any material provision of any
                                        Transaction Document to which any Other
                                        Project Party is a party is terminated
                                        or ceases to be in full force and
                                        effect for any reason, any lien created
                                        under the Security Documents to which
                                        any Other Project Party is a party
                                        shall cease to be enforceable or any
                                        Other Project Party shall assert the
                                        invalidity or unenforceability of any
                                        thereof or take any action to terminate
                                        or suspend the same (or any similar
                                        action shall be taken by any
                                        governmental entity).

                                        Note:  The terms of any Event of
                                        Default relating to the persons (other
                                        than the Borrower, any of its
                                        subsidiaries and Motorola) will be
                                        consistent with the principle that the
                                        Credit Facility as a whole should not
                                        depend on the credit standing,
                                        performance or solvency of any such
                                        person alone or on any event relating
                                        to any such person unless the event
                                        could reasonably be expected, in the
                                        sole determination of the Lenders, to
                                        have a material adverse effect on the
                                        Borrower or the Project.

                                        (4)  Other Event of Default.

                                        1.   Abandonment of the Project;
                                        condemnation or seizure of material
                                        assets of the Borrower or the Project;
                                        or suspension of the operation of the
                                        Project for a period of time to be
                                        determined.
                                        2.   Change of ownership and/or
                                        control.  (See "Project Ownership"
                                        below)
                                        3.   Other events of default to be
                                        determined.



         REMEDIES:                      Upon the occurrence and during the
                                        continuation of an Event of Default,
                                        the Administrative Agent may (i)
                                        terminate or suspend the Commitments,
                                        (ii) demand immediate repayment of the
                                        Loans and all other amounts owed to the
                                        Lenders under the Credit Facility,
                                        (iii) draw in respect of the Reserve
                                        Capital Call Obligations and/or (iv)
                                        exercise such other rights and remedies
                                        as the Lenders may have at law or in
                                        equity.

         PROJECT OWNERSHIP:             Motorola will hold, free and clear of
                                        any lien or other restriction (except
                                        for existing contractual arrangements
                                        that have been disclosed in writing to
                                        the Lenders), directly owned interests
                                        in Iridium LLC of not less than

                                        15,750,000 shares.  Note:  Motorola
                                        will not be required to purchase any
                                        additional ownership interests of
                                        Iridium LLC to offset the effects of
                                        dilution.

                                        In addition, Motorola will enter into,
                                        in favor of the Lenders, a non-compete
                                        covenant to be mutually agreed.

      VOTING: Amendments and waivers with respect to the Credit Documents shall require the approval of the Required Lenders, except that (a) the consent of each Lender affected thereby shall be required with respect to (i) extensions of the Commitment Termination Date and the Final Maturity (other than an extension of the Commitment Termination Date to February 28, 1999 as described under "Availability" in Part II above),
                                        (ii) reductions in the rate of interest
                                        or any fee or extensions of any due
                                        date thereof, (iii) increases in the
                                        amount of any Lender's Commitment and
                                        (iv) reductions in the amount of any
                                        scheduled payment of principal, and (b)
                                        the consent of 100% of the Lenders
                                        shall be required with respect to (i)
                                        modifications to any of the voting
                                        percentages and (ii) releases (but not
                                        modifications) of all or substantially
                                        all of the collateral and/or the
                                        Reserve Capital Call Obligations (other
                                        than in accordance with the terms
                                        thereof).

      ASSIGNMENTS AND PARTICIPATIONS:   The Lenders shall be permitted to
                                        assign and sell participations in their
                                        Loans and Commitments, subject, in the
                                        case of assignments (other than to
                                        another Lender or to an affiliate of
                                        the assigning Lender), to the consent
                                        of the Administrative Agent and the
                                        Borrower (which consent, in each case,
                                        shall not be unreasonably withheld).
                                        In the case of partial assignments, the
                                        minimum assignment amount shall be
                                        $10,000,000 and, after giving effect
                                        thereto, the assigning Lender shall
                                        have Commitments and Loans aggregating
                                        at least $10,000,000.  Participants
                                        shall have the same benefits as the
                                        Lenders with respect to yield
                                        protection and increased cost
                                        provisions. Voting rights of
                                        participants shall be limited to those
                                        matters with respect to which the
                                        affirmative vote of the Lender from
                                        which it purchased its participation
                                        would be required as described under
                                        "Voting" above.  A
                                        recordation/processing fee of $3,500
                                        will be paid to the Administrative
                                        Agent by the assignor in connection
                                        with each assignment.

         YIELD PROTECTION:              The Credit Agreement shall contain
                                        customary provisions (a) protecting the
                                        Lenders against loss of yield resulting
                                        from changes in reserve, tax, capital
                                        adequacy and other requirements of law
                                        and from the imposition of withholding
                                        or other taxes and (b) indemnifying the
                                        Lenders for "breakage costs" incurred
                                        in connection with, among other things,
                                        prepayment of a Eurodollar Loan on a
                                        day other than the last day of an
                                        interest period with respect thereto.

         EXPENSES AND INDEMNIFICATION:  The Borrower shall pay (a) all reasonable out-of-pocket expenses of
                                        the Global Financing Advisor, the
                                        co-Financing Advisor, the Global
                                        Arrangers, the other Lead Arrangers and
                                        the Agents associated with the
                                        syndication of the Credit Facility and
                                        the preparation, execution, delivery
                                        and administration of the Credit
                                        Documents and the Project Documents and
                                        any amendment or waiver with respect
                                        thereto (including the reasonable fees
                                        and disbursements and other charges of
                                        legal counsel to the Lead Arrangers
                                        identified or contemplated below and
                                        the fees and expenses of the Lenders'
                                        other consultants, including the
                                        Lenders' Insurance Advisor, Market
                                        Consultant and Technical Advisor and
                                        other consultants agreed to by the
                                        Borrower (such agreement not to be
                                        unreasonably withheld)) and (b) all
                                        out-of-pocket expenses of the Lenders
                                        and the Agents in connection with the
                                        enforcement of the Credit Documents
                                        (including the fees and disbursements
                                        and other charges of legal counsel).

                                        The Borrower shall indemnify, pay and
                                        hold harmless the Global Financing
                                        Advisor, the co-Financing Advisor, the
                                        Global Arrangers, the other Lead
                                        Arrangers, the Lenders and the Agents
                                        (and their respective directors,
                                        officers, employees and agents) against
                                        any loss, liability, cost or expense
                                        incurred in respect of the financing
                                        contemplated hereby or the use or the
                                        proposed use of proceeds thereof
                                        (except to the extent resulting from
                                        the gross negligence or willful
                                        misconduct of the indemnified party).

         GOVERNING LAW:                 State of New York.

         SUBMISSION TO JURISDICTION,
         ETC.: All persons and entities obligated to the Lenders in respect of the Credit Documents will submit to the non-exclusive jurisdiction of New York courts. All of the parties to the Credit Documents will, to the fullest extent permitted by applicable law, waive any right to a trial by jury.

         WAIVER OF IMMUNITY:            To the extent the Borrower or any other
                                        Project Party party to a Credit
                                        Document might now or later acquire
                                        immunity from jurisdiction of any court
                                        or from any legal process with respect
                                        to itself or its property, each such
                                        person irrevocably will waive immunity
                                        with respect to its obligations under
                                        the Credit Documents.

         COUNSEL TO THE GLOBAL
         ARRANGERS AND OTHER
         LEAD ARRANGERS:                Milbank, Tweed, Hadley & McCloy, which
                                        will act as the sole counsel for the
                                        Global Arrangers and the other Lead
                                        Arrangers (other than local or special
                                        counsel deemed necessary by the Global
                                        Arrangers and agreed to by the Borrower
                                        (such agreement not to be unreasonably
                                        withheld)).

                                                                         ANNEX 1


                                  DEFINITIONS



ADMINISTRATIVE AGENT:                   The Chase Manhattan Bank.

AGENTS:                                 The Administrative Agent and the
                                        Documentation Agent.

BARCLAYS:                               Barclays Bank PLC.

BORROWER:                               Iridium LLC.

BZW:                                    BZW, a division of Barclays Bank PLC.

CHASE:                                  The Chase Manhattan Bank.

COMMITMENT TERMINATION DATE:            As defined in Part II above.

COMMITMENTS:                            The commitments of the Lenders to make
                                        the Loans.

CONSTRUCTION BUDGET:                    As defined in Annex 2, Part I.D.4.

CREDIT AGREEMENT:                       As defined in Part V above.

CREDIT DOCUMENTS:                       Collectively, the Credit Agreement, the
                                        Notes, the Security Documents and the
                                        Subsidiary Guarantee.

CREDIT FACILITY:                        As defined in Part II above.

DOCUMENTATION AGENT:                    BZW.

FCC:                                    U.S. Federal Communications Commission.

GATEWAYS:                               Terrestrial interconnection points
                                        between the IRIDIUM satellite
                                        constellation and public switched
                                        telephone networks (PSTNs).

GLOBAL ARRANGERS:                       Chase Securities and BZW.

GUARANTEED CREDIT FACILITY:             The Credit Agreement dated as of August
                                        21, 1996, as amended, between Iridium
                                        LLC, the lenders party thereto and the
                                        Administrative Agent, providing for
                                        loans of up to $750,000,000, guaranteed
                                        by Motorola pursuant to a Guarantee
                                        Agreement dated as of August 21, 1996,
                                        as amended.

IBSS:                                   IRIDIUM Business Support Systems.

ICRS:                                   IRIDIUM Cellular Roaming Service.

IRIDIUM BUSINESS PLAN:                  The "Iridium Business Financial Plan",
                                        Version 2.0, dated March 31, 1997.

IRIDIUM MEMBERS:                        The holders of all equity interests of
                                        the Borrower, which as of the date
                                        hereof are:

                                        Iridium Africa Corporation
                                        Iridium Andes Caribe
                                        Iridium Brasil Ltda.
                                        Iridium China (Hong Kong) Ltd.
                                        Iridium Canada, Inc.
                                        Iridium Italia S.p.A
                                        Iridium India Telecom Limited
                                        Iridium Middle East Corporation
                                        Khrunichev State Research and
                                          Production Space Center
                                        Korea Mobile Telecommunications
                                          Corporation
                                        Lockheed Martin Corporation
                                        Motorola
                                        Nippon Iridium (Bermuda) Limited
                                        Pacific Electric Wire & Cable Co., Ltd.
                                        P.T. Bakrie Communications Corporation
                                        Raytheon Company
                                        Sprint Iridium, Inc.
                                        Thai Satellite Telecommunications Co.,
                                          Ltd.
                                        VEBACOM Holdings, Inc.

IRIDIUM SYSTEM:                         The IRIDIUM Communications Systems.

LEAD ARRANGERS:                         A group of leading financial
                                        institutions, including the Global
                                        Arrangers, selected by the Borrower and
                                        the Global Arrangers.

LENDERS: The banks, financial institutions and other entities, including the Chase, Barclays and the other Lead Arrangers, selected in the syndication effort of the Credit Facility.

LENDERS' INSURANCE ADVISOR:             Sedgwick James of New Jersey, Inc.

LENDERS' MARKET CONSULTANT:             Coopers & Lybrand, L.L.P.

LENDERS' TECHNICAL ADVISOR:             Arthur D. Little, Inc.

LOANS: The loans under the Credit Facility up to $750,000,000 in aggregate principal amount.

MOTOROLA:                               Motorola, Inc., a Delaware corporation.

NOTES:                                  As defined in Part I.A of
Annex 2 hereto.

O&M AGREEMENT:                          The Operations and Maintenance
                                        Contract, effective July 29, 1993,
                                        between Iridium, Inc. and Motorola, as
                                        amended.

PROJECT: The IRIDIUM System, including without limitation the IBSS and the Gateways.

PROJECT DOCUMENTS:                      The following contracts (as amended or
                                        replaced) to which the Borrower is or
                                        will be a party in connection with the
                                        development, construction,
                                        installation, ownership, operation and
                                        maintenance of the Project:

                                        1.       the Space System Contract;

                                        2.       the Operations and Maintenance
                                                 Contract;

                                        3.       the Terrestrial Network
                                                 Development Contract;

                                        4.       all Gateway Authorization
                                                 Agreements;

                                        5.       all agreements regarding the
                                                 delivery and pricing of
                                                 subscriber units;

                                        6.       the Limited Liability Company
                                                 Agreement of Iridium LLC; and

                                        7.       other material agreements to
                                                 be mutually agreed between
                                                 the Borrower and the Global
                                                 Arrangers.

PROJECT PARTIES:                        The Borrower, the subsidiaries of the
                                        Borrower, the Iridium Members and each
                                        other Person party to any of the
                                        Transaction Documents.

REQUIRED LENDERS:                       Lenders holding at least a simple
                                        majority of the aggregate unused
                                        Commitments and outstanding Loans of
                                        all the Lenders.

RESERVE CAPITAL CALL OBLIGATIONS:       The obligations of the Iridium Members
                                        in respect of the "Reserve Capital Call
                                        Obligations" described in Part IV
                                        above.

SECURITY DOCUMENTS:                     As defined in Annex 2, Part I.B.

SPACE SYSTEM CONTRACT:                  The Space System Contract, effective as
                                        of July 29, 1993, between Iridium, Inc.
                                        and Motorola, as amended.

SUBSIDIARY GUARANTEE:                   As defined in Part IV above.

TELECOMMUNICATIONS APPROVALS:           All governmental authorizations,
                                        approvals, orders, clearances, permits,
                                        licenses, etc. of any applicable
                                        telecommunications authority (including
                                        all local and national
                                        telecommunications approvals and
                                        licenses, including FCC licenses, and
                                        compliance with ITU procedures and
                                        requirements) relating to the Project
                                        including without limitation for
                                        spectrum allocation, Ka-band, L-band,
                                        interconnection, type approval,
                                        trans-border roaming and other business
                                        operations.

TERRESTRIAL NETWORK
DEVELOPMENT CONTRACT:                   The Terrestrial Network Development
                                        Contract, entered into in June 1995,
                                        between Iridium, Inc. and Motorola, as
                                        amended.

TRANSACTION DOCUMENTS:                  Each of the Credit Documents and the
                                        Project Documents.

                                                                         ANNEX 2

                              CONDITIONS PRECEDENT


                 Set forth below is a list of the indicative principal conditions precedent to Loan disbursements under the Credit Facility.


I.       CONDITIONS PRECEDENT TO THE INITIAL LOANS



A.       EXECUTION AND DELIVERY OF PRINCIPAL CREDIT DOCUMENTS

         1. Credit Agreement. A Credit Agreement, duly executed and delivered by the Borrower, the Lenders and the Administrative Agent, providing for the Credit Facility (the "CREDIT AGREEMENT") .

         2. Notes. The promissory note(s) payable to each Lender evidencing the Loans (the "NOTES"), if requested by any Lender.

         3. Subsidiary Guarantee. The Subsidiary Guarantee to be entered into between each of the subsidiaries of the Borrower and the Administrative Agent in respect of the Credit Facility.



B. EXECUTION AND DELIVERY OF SECURITY DOCUMENTS; OTHER REQUIREMENTS RELATING TO THE COLLATERAL

         1. Borrower Security Agreements. The Borrower and each of its subsidiaries shall have entered into one or more security agreements, pledge agreements, mortgages, deeds of trust, leasehold mortgages or similar instruments or agreements (collectively, the "BORROWER SECURITY AGREEMENTS"), in each case with the Administrative Agent (or a collateral agent or trustee designated by the Global Arrangers for that purpose), pursuant to which the Borrower and each such Subsidiary grant the security interests in its assets contemplated hereby, and shall have taken such other action (including, without limitation, the filing or recording of any instruments and the payment of fees, assessments, taxes and/or other charges) as the Administrative Agent shall have requested, in order to provide the Lenders with a first priority perfected security interest in or lien upon such assets, as contemplated hereby.

         2. Pledge Agreements. The holder(s) of the equity interests of the Borrower shall have entered into one or more pledge agreements pursuant to which, collectively, such holder(s) shall pledge all of the equity interests of the Borrower to the Administrative Agent for the benefit of the Lenders (collectively, the "PLEDGE AGREEMENTS"), as contemplated hereby.

         3. Other Security Agreements. Each other Person required under "Collateral" in Part IV above to provide a security interest in assets of such person shall have entered into a security agreement or similar instrument (collectively, the "OTHER SECURITY AGREEMENTS") with the Administrative Agent creating such security interests, and shall have taken such other action (including, without limitation, the filing or recording of any instruments and the payment of fees, assessments, taxes and/or other charges) as the Administrative Agent shall have requested, in order to provide the Lenders with a first priority perfected security interest in or lien upon such assets, as contemplated hereby.

         4. Consent and Agreement. A consent and agreement to be entered into between the Administrative Agent and each Project Party party to a Project Document other than the Borrower (such as the gateway operators) and each Iridium Member obligated under the Reserve Capital Call Obligations (each a "CONSENT AND AGREEMENT" and, together with the Borrower Security Agreements, the Pledge Agreements and the Other Security Agreements, the "SECURITY DOCUMENTS"), providing for certain direct agreements between such party and the Lenders with respect to various issues that are customarily addressed in these types of agreements for a financing with this structure, including, but not limited to: consent to the Borrower's assignment of its rights under the respective agreements as collateral security for the benefit of the Lenders; agreement to the Lenders' right to enforce the Borrower's rights under the relevant agreement; agreement to make payments of amount payable by such Project Party to Iridium directly to one of the project accounts maintained with the Administrative Agent, etc. (The undertakings contemplated above may be incorporated into a Credit Document (if any) to which the relevant Project Party is a party or, in the case of the Iridium Members, an amendment to the LLC Agreement, a joint resolution or other joint undertaking.)

         5. Filings, Registrations and Recordings. Evidence that all filings, recordings, registrations, etc. with respect to the Security Documents and payments of all filing, recordation, registration and similar fees, and all taxes and other similar charges in connection therewith and with the execution and delivery of the Credit Documents shall have been made.

         6. Title Insurance, Etc. In conjunction with any mortgage, deed of trust, leasehold mortgage or similar instrument regarding real estate, the Borrower will provide mortgagee title insurance policies, surveys, appraisals and other documentation reasonably requested by the Administrative Agent in connection with the granting of a first mortgage lien in favor of the Lenders on the subject premises.

         7. Stock Certificates. If the equity interests of the Borrower or any of its subsidiaries are evidenced by a certificate, the Administrative Agent shall have received such certificate(s) together with undated stock powers executed in blank, and/or the pledgor thereof shall have taken such other action reasonably requested by the Administrative Agent in order to create a first priority perfected security interest in such equity interests.

         8.      Transfer of Property.   Except as mutually agreed between
                 Iridium and the Global Arrangers or otherwise as contemplated herein and only to the extent required under "Collateral" in
                 Part IV above, all property (including without limitation all Telecommunications Approvals and intellectual property) necessary for the Project shall have been transferred to the Borrower or a subsidiary of the Borrower, or arrangements with respect to such transfer as may be satisfactory to the Required Lenders and the Administrative Agent.

         9. Further Action. All other action or steps shall have been taken by each party to the Security Documents reasonably requested by the Administrative Agent in order to create a first priority perfected security interest in the respective property subject to the Security Documents.



C.       PROJECT DOCUMENTS

         1. Project Documents in Force. Each of the Project Documents (other than any Project Document expressly contemplated to be executed after the relevant borrowing), in each case containing such terms and conditions as shall be consistent with this Summary of Terms and Conditions and which shall be in full force and effect.

         2. Copies of Project Documents. The Administrative Agent shall have received a true, complete and correct copy of each of the Project Documents as then in effect.



D.       FINANCIAL AND OTHER INFORMATION

         1.      Iridium's Financial Statements.   Copies of the most recent
                 audited consolidated financial statements of the Borrower and unaudited quarterly consolidated financial statements of the Borrower for each quarterly period ended subsequent to the date of such audited financial statements.

         2.      Certain Project Parties' Financial Statements.   Upon request
                 of the Administrative Agent, for each party obligated in respect of the Reserve Capital Call Obligations, copies of audited (if available, otherwise unaudited and certified by a senior financial officer of such party) financial statements of such party for the two most recent fiscal years and unaudited quarterly financial statements of such party for each quarterly period ended subsequent to the date of such audited financial statements.

         3. Iridium Business Plan. The Iridium Business Plan as then in effect, certified as such by a senior officer of the Borrower, in all respects satisfactory to the Lenders, and which include projections of revenues, operating expenses and capital expenditures for the Project (including, without limitation, the Gateways), together with written assumptions therefor, covering the period of at least 1997-2004, and delivery of a summary business plan with measurable monthly objectives.

         4. Construction Budget. The Project construction budget (the "Construction Budget"), certified as such by a senior officer of the Borrower, in all respects satisfactory to the Lenders.

         5. Other Information. Such other financial or other information as the Administrative Agent or any Lender may reasonably request.



E.       FUNDING OF CAPITAL REQUIREMENTS FOR THE PROJECT

         1. Other Funding. Evidence that, prior to the initial Loans, (i) the Borrower (x) shall have received aggregate net cash proceeds from the issuance of equity of at least $2,018,000,000, which may include $50,000,000 of receivables from Bakrie (or $1,985,000,000 if over-allotment option is not exercised by underwriters of the initial public offering), (y) shall continue to have outstanding the 14-1/2% senior subordinated notes due 2006 (or such notes shall have been converted pursuant to their terms) and (z) shall have issued or have outstanding $1,875,000,000 aggregate amount of unsecured debt, of which not more than $350,000,000 may represent conditional commitments of Motorola to either provide such financing or guarantees with respect thereto (the terms of which shall be satisfactory to the Lenders) and (ii) such proceeds have been (or in the case of such commitments, will be) applied by the Borrower to the payment of budgeted Project costs (based upon the approved Construction Budget).

         2.      Reserve Capital Call Obligations.   The provisions of the LLC
                 Agreement in respect of the Reserve Capital Call Obligations shall be in full force and effect, and each of the Iridium Members shall have entered into the agreements in favor of the Lenders as contemplated in "Reserve Capital Call Obligations" in Part IV above.


F.       TECHNICAL REQUIREMENTS

         1. Appendix A Requirements. Evidence satisfactory to the Global Arrangers and the Lenders' Technical Advisor as to achievement of or satisfaction with each of the technical and other requirements specified in Appendix A hereto that are required to be met on or prior to the making of the initial Loans.

         2. Report of Lenders' Technical Advisor. A written report of the Lenders' Technical Advisor (expected to be completed June 30,
                 1997), in form and substance satisfactory to the Global Arrangers and the Lenders, as to (i) confirmation as to adherence to the schedule for completion, (ii) functionality of the components of project employed to date and (iii) achievability of such completion schedule.

         3. ISU's. Execution of satisfactory contracts between the Borrower and/or other parties acceptable to the Lenders, on the one hand, and Motorola and other parties acceptable to the Lenders, on the other hand, which provide reasonable assurances of the supply of subscriber units in sufficient quantities to cover at least the projected level of subscribers for the first year of commercial operation and at a price consistent with achievement of the Iridium Business Plan.


  G.     REGULATORY REQUIREMENTS

         1. Disclosure of Project Approvals. The Borrower shall provide a list in satisfactory detail of all material Telecommunications Approvals and other governmental and third party approvals and consents (collectively, the "PROJECT APPROVALS") required for
                 (1) the execution, delivery and performance of the Transaction Documents and (2) all aspects of the Project (including construction, launch, testing and operations) and covering, inter alia, the Gateways, IBSS and ICRS. (This will be a schedule to the Credit Agreement.)

         2. Receipt of Project Approvals. Evidence that all Project Approvals, which are necessary, in the opinion of the Global Arrangers or their advisors, based on the then current stage of development of the Project, shall have been duly obtained, validly issued and in full force and effect, and certified copies of each such Project Approval. With respect to any Project Approval which is necessary for the operation of the Project but which is not required to have been obtained as of the relevant borrowing date or any Project Approval theretofore granted but which is not final, the Borrower shall represent that it has no reason to believe that the same will not be granted to it (or the applicable person required to obtain the same) in the ordinary course prior to the time when it will be required or will not become final in the normal course without unreasonable delay and without imposition of material conditions or restrictions.

                 Note: Further investigation will be needed regarding any such licenses or other consents in connection with subscriber equipment and the operation of Gateways in local jurisdictions, and the delays which may occur in the ordinary course in obtaining such licenses and other consents.

         3. Achievement of Minimum Regulatory Approvals. Achievement of the minimum regulatory approvals (i.e., regulatory approvals, execution of roaming agreements and execution of satisfactory service provider agreements (including pricing and terms) with "qualified" service providers (defined as PTTs and national cellular operators)) as specified in Appendix A hereto that are required to be obtained or in place on or prior to the making of the initial Loans.


H.       MARKETING REQUIREMENTS

         1. Market Analysis. An analysis from the Lenders' Market Consultant (expected to be completed June 30, 1997) as to (i) the commercial market of the Project, (ii) a review of the Iridium Business Plan and the reasonableness of the assumptions relating thereto and (iii) a review of the Iridium distribution strategy and regulatory requirements, in form and substance satisfactory to the Global Arrangers.


I.       INSURANCE

         1. Insurance Program. A description of the insurance program of the Borrower with respect to the Project, in form and substance satisfactory to the Global Arrangers and the Lenders' Insurance Advisor, which program will provide sufficient coverage for (i) all potential material losses of the Iridium satellites in orbit for which the Borrower would be obligated to pay under the Space System Contract and the O&M Agreement (and, with respect to the coverage amount, in an amount not less than the maximum amount of the Credit Facility), (ii) the Iridium System Control Segment and (iii) general liability in an amount of $500,000,000.

         2.      Evidence of Insurance.

                 (i) Certificates of a senior financial officer of the Borrower and an internationally recognized insurance broker certifying that the insurance obtained by the Borrower is in accordance with the insurance requirements of the Credit Agreement.

                 (ii) Certificates of the insurers (or its authorized representative) and a senior financial officer of the Borrower stating that the insurance obtained by the Borrower is in full force and effect and that all insurance premiums and deposits then due and payable thereon have been paid or made, and attaching true and complete copy of the insurance policies required to be in effect or certificates of insurance with respect thereto, such policies or certificates to be in form and substance satisfactory to the Lenders and the Lenders' Insurance Advisor.

         3. Loss Payee/Additional Insureds Designation. Evidence that the Administrative Agent have been named additional insured(s) and/or loss payee(s) under certain of the Borrower's and Motorola's insurance as required above.

         4. Report of Lenders' Insurance Advisor. A written report of the Lenders' Insurance Advisor, as to the insurance program referred to above, in form and substance satisfactory to the Administrative Agent and the Lenders, and stating that, in their opinion, such insurance adequately protects the interests of the Administrative Agent and the Lenders and is in compliance with the insurance requirements of the Credit Agreement.



J.       MISCELLANEOUS

         1.      Borrower's Resolutions, Incumbency, Etc.

                 A certificate of a senior officer of the Borrower as to:

                 (i) board resolutions of the Borrower and its subsidiaries authorizing the execution, delivery and performance of each of the Transaction Documents to which the Borrower and its subsidiaries are party and all other aspects of the transactions contemplated thereby.

                 (ii) the name, incumbency and signature of each individual authorized to execute the Transaction Documents to which the Borrower and its subsidiaries are party and the other documents or certificates to be delivered pursuant thereto (on which the Administrative Agent and the Lenders may conclusively rely until a revised certificate is similarly so delivered).

                 (iii) certified copies of the organizational documents for the Borrower and each of its subsidiaries.

         2.      Other Project Parties' Resolutions, Incumbency, Etc.

                 A certificate of a senior officer of each Project Party (other than the Borrower and its subsidiaries) party to a Transaction Document as to:

                 (i) board resolutions or other evidence of authorization of such other Project Party authorizing the execution, delivery and performance of each such Transaction Document and all other aspects of the transactions contemplated thereby in which such other Project Party is involved.

                 (ii) the name, incumbency and signature of each individual authorized to execute the Transaction Documents to which such other Project Party is a party and the other documents or certificates to be delivered pursuant thereto (on which the Administrative Agent and the Lenders may conclusively rely until a revised certificate is similarly so delivered).

                 (iii) certified copies of the organizational documents for each such other Project Party.

         3. Borrower's Officer's Certificate. A certificate of a senior officer of the Borrower certifying as to (i) the accuracy of the representations and warranties made by the Borrower and its subsidiaries in the Transaction Documents, and by each other Project Party in the Credit Documents to which it is a party and (ii) the absence of any default or event of default under the Credit Agreement and the other Transaction Documents on such date.

         4. Project Party's Officer's Certificate. A certificate of a senior officer of each Project Party (other than the Borrower) party to a Transaction Document certifying as to (i) the accuracy of the representations and warranties made by such party in each such Transaction Document and (ii) the absence of any default or event of default relating to such Project Party under each Credit Document.

         5.      Opinions of Counsel.   Legal opinions in form and substance
                 acceptable to the Administrative Agent and the Lenders from counsel to each of the Borrower and each other Project Party as the Administrative Agent or any Lender may reasonably request and such special and local counsel as may be required by the Administrative Agent and as are customary for similar transactions.

         6. Process Agent. Letter from one or more persons satisfactory to the Administrative Agent accepting its appointment as process agent in New York for each Project Party party to a Credit Document.

         7. Payment of Fees and Expenses. Receipt by the Global Arrangers, the Lead Arrangers and the Lenders of all fees and expenses with respect to the Credit Facility (including, without limitation, fees and expenses of counsel and other consultants and experts engaged by the Global Arrangers) to the extent then due and payable.

         8. Compliance with Laws. The Lenders' satisfaction that the Borrower and its subsidiaries are in material compliance with all applicable U.S. federal, state, local and foreign laws and regulations (including, without limitation, all applicable environmental laws and regulations), including that the extensions of credit under the Credit Facility shall be in full compliance with all legal requirements.

         9. Other Documents. Receipt of such other documents, certificates, instruments and information as the Administrative Agent or any Lender or special counsel to the Global Arrangers may reasonably request.


II.      CONDITIONS PRECEDENT TO EACH LOAN

         1. Notice of Borrowing. Receipt by the Administrative Agent of a Notice of Borrowing for the relevant Loan.

         2. Progress and Utilization Certificate. Receipt by the Administrative Agent of a certificate or certificates (in a form or forms to be agreed) from the Borrower certifying as to:

                       (i) the progress as to the construction of the Project (consistent with the Iridium Business Plan) and that the Project is expected to be completed in accordance with the agreed schedule, and demonstrating that the Borrower has, as of each borrowing date, sufficient available or committed funding to achieve completion of the Project in accordance with such schedule and to provide funding of Project costs to the then-scheduled Commitment Termination Date;

                       (ii)  achievement of the technical and other
                 requirements specified in Appendix A hereto that are required to be met on or prior to the making of such Loan; and

                       (iii) the use of the proceeds of the relevant borrowing, accompanied by a certificate or certificates (in a form or forms to be agreed) of the Lenders' Technical Advisor verifying and/or concurring in certain of the foregoing (to be mutually agreed between the Borrower and the Global
                 Arrangers).

         3. Minimum Government Approvals. Achievement of the minimum regulatory approvals as specified in Appendix A hereto that are required to be obtained on or prior to the making of such Loan.